Exhibit 10.1

Amendment to Purchasing Agreement

Agreement No. 4037

Vendor: Cardiovascular Systems Inc

Effective Date: July 15, 2011

Amendment Date: November 1, 2011

Effective as of the Amendment Date above, HealthTrust Purchasing Group, L.P., a Delaware Limited Partnership, having its principal place of business at, 155 Franklin Road, Suite 400, Brentwood, Tennessee 37027 (hereinafter referred to as “HPG”), and Cardiovascular Systems Inc (hereinafter referred to as “Vendor”), having its principal place of business at, 651 Campus Drive; St Paul, MN 55112 hereby agree to amend their Purchasing Agreement dated, July 15, 2011, for (the “Agreement”), as follows:

1. Definitions. The capitalized terms in this Amendment shall have the meaning designated in the Agreement unless otherwise expressly provided herein.

2. Products and Pricing. Exhibit A to the Agreement is hereby amended as stated on Exhibit AA attached hereto and dated as of the Amendment Date.

3. Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby indicate their agreement to the terms of this Amendment by the signatures of their authorized representatives.

HealthTrust Purchasing Group, L.P.:	Vendor: Cardiovascular Systems Inc
By its general partner CMS GP, LLC

HealthTrust Signee: /s/ Fred Keller	Vendor Signee: /s/ James E. Flaherty

HealthTrust Signee Name: Fred Keller	Vendor Signee Name: James E. Flaherty

HealthTrust Signee Title: VP	Vendor Signee Title:

HealthTrust Signature Date: 10/24/2011	Vendor Signature Date: 10/24/11

Exhibit AA

to

Amendment Date: November 1, 2011

for

Purchasing Agreement No. 4037

Vendor: Cardiovascular Systems Inc

Agreement Date: July 15, 2011

Product Adds

Mfr Cat Nmbr	Description	UOM	QTY	Price
DBE-200	Orbital Atherectomy Catheter-2.00mm	EA	1	[*******]*
PRD-SC30-150	Orbital Atherectomy Catheter- 1.25m	EA	1	[*******]*

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission